EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-Q Quarterly Report of SLM Holdings, Inc. (the "Company") for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                           SLM HOLDINGS, INC.

May 20, 2008          By:  /s/ Jason Bishara
                           -----------------------------------------------------
                           Jason Bishara
                           Principal Executive Officer and Principal Financial
                           Officer